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EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements, File Nos. 33-30467, 33-43792 and 333-01155.


San Diego, California                     ARTHUR ANDERSEN LLP
June 24, 1998








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